UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2019

iMedia Brands, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	001-37495	41-1673770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6740 Shady Oak Road,

Eden Prairie, Minnesota 55344-3433

(Address of principal executive offices)

(952) 943-6000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	IMBI	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

iMedia Brands, Inc. (the “Company”), held a Special Meeting of Shareholders on December 3, 2019 (the “Special Meeting”). There were 59,559,566 shares of Company common stock, or approximately 77.58% of the 76,770,354 shares of Company common stock issued and outstanding and entitled to vote at the Special Meeting, present in person or represented by proxy, constituting a quorum.

At the Special Meeting, Company shareholders voted on: (1) the approval to amend Section A of Article 3 of the Company’s Articles of Incorporation to increase the number of authorized shares of common stock; (2) the approval to amend the Company’s Articles of Incorporation to delete Section D of Article 3; (3) the approval to amend the Company’s Articles of Incorporation to delete Section E of Article 3; (4) the approval to amend the Company’s Articles of Incorporation to delete Article 7 which provides that no officer or director of the Company may be an alien or a representative of a foreign government; and (5) the approval of one or more adjournments of the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies. For more information about the foregoing proposals, please see the proxy statement for the Special Meeting filed on October 31, 2019.

Set forth below are the final voting results, as reported by the inspector of elections for the Special Meeting:

1.	Amendment to Section A of Article 3 of the Company’s Articles of Incorporation

The amendment of Section A of Article 3 of the Company’s Articles of Incorporation to increase the number of authorized shares of common stock was approved by the following votes:

For	Against	Abstain	Broker Non-Votes
50,112,300	9,351,650	95,616	0

2.	Amendment to delete Section D of Article 3 of the Company’s Articles of Incorporation

The amendment to the Company’s Articles of Incorporation to delete Section D of Article 3 was approved by the following votes:

For	Against	Abstain	Broker Non-Votes
28,977,786	489,963	147,002	29,944,815

3.	Amendment to delete Section E of Article 3 of the Company’s Articles of Incorporation

The amendment to the Company’s Articles of Incorporation to delete Section E of Article 3 was approved by the following votes:

For	Against	Abstain	Broker Non-Votes
28,940,860	506,148	167,743	29,944,815

4.	Amendment to delete Article 7 of the Company’s Articles of Incorporation

The amendment to the Company’s Articles of Incorporation to delete Article 7 was approved by the following votes:

For	Against	Abstain	Broker Non-Votes
27,582,398	1,936,855	95,498	29,944,815

5.	Adjournments of the Special Meeting

To set one or more adjournments of the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies was approved by the following votes:

For	Against	Abstain	Broker Non-Votes
52,341,437	7,046,344	171,785	0

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is being filed with this Current Report on Form 8-K:

EXHIBIT INDEX

Exhibit No	Description
3.1	Articles of Amendment of Articles of Incorporation of the Registrant (effective as of December 3, 2019)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 4, 2019	iMedia Brands, Inc.

	By:	/s/ James Spolar
James Spolar
Senior Vice President, General Counsel and Secretary